EXHIBIT 32.1 – CEO Certification

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUNT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Liberated Enegy, Inc. (the "Company") on Form 10-Q for the three months ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brian Conway, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.ss. 1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1.         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

/s/ Brian Conway
Name: Brian Conway
Title: Chief Executive and Financial Officer and
(Principal Executive Officer and Principal Financial Officer)

February 24, 2014

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Liberated Energy, Inc., and will be retained by Liberated Energy, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.